1 Earnings Release Supplement Fourth Quarter 2025 (UNAUDITED) February 25, 2026

2 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

3 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

4 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimis. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

5 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our on-going operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

6 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

7 Summary Financial Results (Unaudited) (Amounts in thousands, except per share metrics and statistics) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2025 2024 2025 2024 Net (loss) income attributable to common stockholders $ (5,971) $ 680 $ (23,568) $ 25,141 Net (loss) income per diluted share $ (0.06) $ 0.01 $ (0.22) $ 0.22 Total revenues $ 174,960 $ 172,931 $ 729,472 $ 731,783 EBITDAre (1) $ 48,550 $ 51,499 $ 214,215 $ 236,198 Adjusted EBITDAre (1) $ 39,658 $ 42,131 $ 174,847 $ 192,192 FFO (1) $ 18,849 $ 31,603 $ 85,220 $ 115,160 Adjusted FFO (1) $ 22,330 $ 25,230 $ 103,649 $ 119,206 FFO per diluted share and unit (1) $ 0.16 $ 0.25 $ 0.70 $ 0.93 Adjusted FFO per diluted share and unit (1) $ 0.18 $ 0.20 $ 0.85 $ 0.96 Pro Forma (2) RevPAR $ 115.58 $ 117.70 $ 121.85 $ 124.60 RevPAR Growth (1.8) % (2.2) % Hotel EBITDA $ 55,253 $ 59,709 $ 241,641 $ 261,698 Hotel EBITDA Margin 31.7% 34.1% 33.4% 35.7 % Hotel EBITDA Margin Change (239) bps (222) bps Same Store (3) RevPAR $ 115.34 $ 117.18 $ 121.73 $ 124.01 RevPAR Growth (1.6) % (1.8) % Hotel EBITDA $ 53,466 $ 57,295 $ 234,691 $ 253,376 Hotel EBITDA Margin 31.6% 33.7% 33.4% 35.6 % Hotel EBITDA Margin Change (216) bps (223) bps 1. See tables later in this presentation for a discussion and reconciliation of Net (loss) income to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 95 lodging properties owned as of December 31, 2025, as if each hotel had been owned by the Company since January 1, 2024 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2024, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. 3. All same store information includes operating and financial results for 93 hotels owned as of January 1, 2024, and at all times during the three and twelve months ended December 31, 2025 and 2024.

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except operating statistics)

	2024	2025			Year Ended
Pro Forma Operating Data: [1]	Q1	Q2	Q3	Q4	December 31, 2025
Pro forma room revenue	$ 162,261	$ 168,533	$ 154,235	$ 152,560	$ 637,589
Pro forma other hotel operations revenue	20,512	22,043	20,529	21,756	84,840
Pro forma total revenues	**182,773**	**190,576**	**174,764**	**174,316**	**722,429**
Pro forma total hotel operating expenses	117,461	122,904	121,360	119,063	480,788
Pro forma hotel EBITDA	**$ 65,312**	**$ 67,672**	**$ 53,404**	**$ 55,253**	**$ 241,641**
Pro forma hotel EBITDA Margin	*35.7 %*	*35.5 %*	*30.6 %*	*31.7 %*	*33.4 %*
Pro Forma Statistics: [1]					
Rooms sold	934,026	1,013,670	971,921	937,936	3,857,553
Rooms available	1,289,250	1,303,668	1,319,924	1,319,924	5,232,766
Occupancy	*72.4 %*	*77.8 %*	*73.6 %*	*71.1 %*	*73.7 %*
ADR	$ 173.72	$ 166.26	$ 158.69	$ 162.66	$ 165.28
RevPAR	$ 125.86	$ 129.28	$ 116.85	$ 115.58	$ 121.85
Actual Statistics:					
Rooms sold	946,105	1,029,583	987,833	941,803	3,905,324
Rooms available	1,309,950	1,324,598	1,341,084	1,325,524	5,301,156
Occupancy	*72.2 %*	*77.7 %*	*73.7 %*	*71.1 %*	*73.7 %*
ADR	$ 173.06	$ 165.70	$ 158.25	$ 162.60	$ 164.85
RevPAR	$ 124.99	$ 128.79	$ 116.57	$ 115.53	$ 121.44

1. Unaudited pro forma information includes operating results for 95 hotels owned as of December 31, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For hotels acquired by the Company after January 1, 2024, the Company has included in the pro forma information the financial results of each of the hotels for the period from January 1, 2024, to December 31, 2025. The financial results for the hotels include information provided by the third-party owner of such hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2024, the Company excludes the financial results of each of those hotels from January 1, 2024 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

8

SUMMIT HOTEL PROPERTIES

9 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2025 2024 2025 2024 Net (loss) income $ (2,577) $ 916 $ (11,677) $ 38,891 Depreciation and amortization 37,487 36,471 149,610 146,436 Interest expense 19,432 19,792 80,692 82,632 Interest income on cash deposits (172) (263) (506) (829) Income tax (benefit) expense (738) (11,667) 842 (8,743) EBITDA 53,432 45,249 218,961 258,387 Loss on impairment and write-down of assets 1,833 6,723 1,833 6,723 Gain on disposal of assets and other dispositions, net (6,715) (473) (6,579) (28,912) EBITDAre 48,550 51,499 214,215 236,198 Amortization of key money liabilities (130) (124) (517) (486) Equity-based compensation 2,039 1,795 8,793 8,132 Debt transaction costs 124 — 462 647 Gain on extinguishment of debt — — — (3,000) Non-cash interest income — — — (400) Non-cash lease expense, net 131 132 505 464 Casualty losses, net 379 814 1,573 177 Other 68 (222) 953 754 Loss related to non-controlling interests in consolidated joint ventures 670 4,488 3,721 8,499 Adjustments related to non-controlling interests in consolidated joint ventures (12,173) (16,251) (54,858) (58,793) Adjusted EBITDAre $ 39,658 $ 42,131 $ 174,847 $ 192,192

10 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2025 2024 2025 2024 Net (loss) income $ (2,577) $ 916 $ (11,677) $ 38,891 Preferred dividends (3,969) (3,969) (15,875) (15,875) Distributions to and accretion of redeemable non-controlling interests (656) (656) (2,626) (2,626) Loss related to non-controlling interests in consolidated joint ventures 670 4,488 3,721 8,499 Net (loss) income applicable to common shares and Common Units (6,532) 779 (26,457) 28,889 Real estate-related depreciation 36,922 35,903 147,343 142,493 Loss on impairment and write-down of assets 1,833 6,723 1,833 6,723 Gain on disposal of assets and other dispositions, net (6,715) (473) (6,579) (28,912) FFO adjustments related to non-controlling interests in consolidated joint ventures (6,659) (11,329) (30,920) (34,033) FFO applicable to common shares and Common Units 18,849 31,603 85,220 115,160 Amortization of deferred financing costs 1,605 1,702 6,884 6,582 Amortization of franchise fees 173 177 703 671 Amortization of intangible assets, net 260 266 1,047 2,786 Equity-based compensation 2,039 1,795 8,793 8,132 Debt transaction costs 124 — 462 647 Gain on extinguishment of debt — — — (3,000) Non-cash interest income — — — (400) Non-cash lease expense, net 131 132 505 464 Casualty losses, net 379 814 1,573 177 Deferred tax (benefit) expense (967) 765 (331) 762 Reversal of valuation allowance on deferred tax assets — (12,061) — (12,061) Other 68 (222) 953 754 AFFO adjustments related to non-controlling interests in consolidated joint ventures (331) 259 (2,160) (1,468) AFFO applicable to common shares and Common Units $ 22,330 $ 25,230 $ 103,649 $ 119,206 FFO per share of common share/Common Unit $ 0.16 $ 0.25 $ 0.70 $ 0.93 AFFO per common share/Common Unit $ 0.18 $ 0.20 $ 0.85 $ 0.96 Weighted-average diluted common shares/Common Units 120,785 124,502 121,981 124,313

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
For The Three Months Ended December 31,	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Number Rooms Sold	547,308	550,312	371,393	363,501	23,102	21,199	941,803	935,012						
Number of Rooms Available	778,483	788,362	519,533	499,199	27,508	25,392	1,325,524	1,312,953						
Occupancy	70.3 %	69.8 %	71.5 %	72.8 %	84.0 %	83.5 %	71.1 %	71.2 %						
Average Daily Rate	$ 162.63	$ 163.95	$ 159.09	$ 160.05	$ 218.50	$ 209.72	$ 162.60	$ 163.47						
Room Revenue PAR	$ 114.34	$ 114.45	$ 113.73	$ 116.54	$ 183.50	$ 175.09	$ 115.53	$ 116.42						
Room Revenue	$ 89,009	$ 90,225	$ 59,085	$ 58,178	$ 5,048	$ 4,446	$ 153,142	$ 152,849						
Other revenue	11,040	9,800	8,084	7,412	2,694	2,870	21,818	20,082						
Total Revenue	**$ 100,049**	**$ 100,025**	**$ 67,169**	**$ 65,590**	**$ 7,742**	**$ 7,316**	**$ 174,960**	**$ 172,931**						
Hotel EBITDA	**$ 29,209**	**$ 30,357**	**$ 23,640**	**$ 25,271**	**$ 2,467**	**$ 2,533**	**$ 55,316**	**$ 58,161**						
% margin	29.2 %	30.3 %	35.2 %	38.5 %	31.9 %	34.6 %	31.6 %	33.6 %						
Net (loss) income	$ (1,479)	$ 8,518	$ (1,128)	$ (8,123)	$ 30	$ 521	$ (2,577)	$ 916	$ 673	$ 4,540	$ (3)	$ (52)	$ (1,907)	$ 5,404
Depreciation and amortization	20,022	18,790	16,010	16,586	1,455	1,095	37,487	36,471	(7,845)	(8,127)	(146)	(110)	29,496	28,234
Interest expense	7,774	7,625	10,679	11,243	979	924	19,432	19,792	(5,233)	(5,509)	(98)	(92)	14,101	14,191
Interest income	(149)	(227)	(23)	(36)	—	—	(172)	(263)	11	18	—	—	(161)	(245)
Income tax benefit	(733)	(9,684)	(5)	(1,983)	—	—	(738)	(11,667)	2	972	—	—	(736)	(10,695)
EBITDA	**25,435**	**25,022**	**25,533**	**17,687**	**2,464**	**2,540**	**53,432**	**45,249**	**(12,392)**	**(8,106)**	**(247)**	**(254)**	**40,793**	**36,889**
Loss on impairment and write-down of assets	—	—	1,833	6,723	—	—	1,833	6,723	(898)	(3,294)	—	—	935	3,429
Gain on disposal of assets and other dispositions, net	(2,572)	(467)	(4,143)	(6)	—	—	(6,715)	(473)	2,030	3	—	—	(4,685)	(470)
EBITDA*re*	**22,863**	**24,555**	**23,223**	**24,404**	**2,464**	**2,540**	**48,550**	**51,499**	**(11,260)**	**(11,397)**	**(247)**	**(254)**	**37,043**	**39,848**
Amortization of key money liabilities	(60)	(55)	(52)	(51)	(18)	(18)	(130)	(124)	25	25	2	2	(103)	(97)
Equity-based compensation	2,039	1,795	—	—	—	—	2,039	1,795	—	—	—	—	2,039	1,795
Debt transaction costs	121	—	3	—	—	—	124	—	(1)	—	—	—	123	—
Non-cash lease expense, net	124	126	7	6	—	—	131	132	(3)	(3)	—	—	128	129
Casualty losses, net	316	538	56	276	7	—	379	814	(27)	(135)	(1)	—	351	679
Other	141	(222)	—	—	(73)	—	68	(222)	2	(1)	7	—	77	(223)
Adjusted EBITDA*re*	**$ 25,544**	**$ 26,737**	**$ 23,237**	**$ 24,635**	**$ 2,380**	**$ 2,522**	**$ 51,161**	**$ 53,894**	**$ (11,264)**	**$ (11,511)**	**$ (239)**	**$ (252)**	**$ 39,658**	**$ 42,131**

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

11

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Twelve Months Ended December 31,	Summit Wholly-Owned		GIC Joint Venture (2)		Other Joint Ventures (2)		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Number Rooms Sold	2,276,160	2,320,897	1,540,063	1,481,801	89,101	82,676	3,905,324	3,885,374						
Number of Rooms Available	3,111,421	3,201,236	2,084,671	1,980,389	105,064	100,753	5,301,156	5,282,378						
Occupancy	73.2 %	72.5 %	73.9 %	74.8 %	84.8 %	82.1 %	73.7 %	73.6 %						
Average Daily Rate	$ 164.42	$ 169.81	$ 162.40	$ 161.37	$ 218.23	$ 211.39	$ 164.85	$ 167.48						
Room Revenue PAR	$ 120.28	$ 123.11	$ 119.98	$ 120.74	$ 185.07	$ 173.46	$ 121.44	$ 123.19						
Room Revenue	$ 374,237	$ 394,117	$ 250,113	$ 239,119	$ 19,445	$ 17,477	$ 643,795	$ 650,713						
Other revenue	43,022	40,660	31,254	29,194	11,401	11,216	85,677	81,070						
Total Revenue	**$ 417,259**	**$ 434,777**	**$ 281,367**	**$ 268,313**	**$ 30,846**	**$ 28,693**	**$ 729,472**	**$ 731,783**						
Hotel EBITDA	**$ 128,248**	**$ 145,766**	**$ 105,175**	**$ 105,055**	**$ 9,942**	**$ 8,817**	**$ 243,365**	**$ 259,638**						
% margin	30.7 %	33.5 %	37.4 %	39.2 %	32.2 %	30.7 %	33.4 %	35.5 %						
Net (loss) income	$ (4,695)	$ 54,513	$ (7,591)	$ (16,548)	$ 609	$ 926	$ (11,677)	$ 38,891	$ 3,782	$ 8,592	$ (61)	$ (93)	$ (7,956)	$ 47,390
Depreciation and amortization	78,567	76,722	65,905	65,360	5,138	4,354	149,610	146,436	(32,293)	(32,026)	(514)	(435)	116,803	113,975
Interest expense	31,302	31,815	45,219	46,880	4,171	3,937	80,692	82,632	(22,157)	(22,971)	(417)	(394)	58,118	59,267
Interest income	(443)	(768)	(63)	(61)	—	—	(506)	(829)	31	30	—	—	(475)	(799)
Income tax expense (benefit)	155	(8,852)	687	109	—	—	842	(8,743)	(337)	(53)	—	—	505	(8,796)
EBITDA	**104,886**	**153,430**	**104,157**	**95,740**	**9,918**	**9,217**	**218,961**	**258,387**	**(50,974)**	**(46,428)**	**(992)**	**(922)**	**166,995**	**211,037**
Loss on impairment and write-down of assets	—	—	1,833	6,723	—	—	1,833	6,723	(898)	(3,294)	—	—	935	3,429
(Gain) loss on disposal of assets and other dispositions, net	(2,534)	(28,738)	(4,045)	(193)	—	19	(6,579)	(28,912)	1,982	95	—	(2)	(4,597)	(28,819)
EBITDA*re*	**102,352**	**124,692**	**101,945**	**102,270**	**9,918**	**9,236**	**214,215**	**236,198**	**(49,890)**	**(49,627)**	**(992)**	**(924)**	**163,333**	**185,647**
Amortization of key money liabilities	(239)	(208)	(206)	(206)	(72)	(72)	(517)	(486)	101	101	7	7	(409)	(378)
Equity-based compensation	8,793	8,132	—	—	—	—	8,793	8,132	—	—	—	—	8,793	8,132
Debt transaction costs	122	627	326	20	14	—	462	647	(160)	(10)	(1)	—	301	637
Gain on extinguishment of debt	—	(3,000)	—	—	—	—	—	(3,000)	—	—	—	—	—	(3,000)
Non-cash interest income (1)	—	(400)	—	—	—	—	—	(400)	—	—	—	—	—	(400)
Non-cash lease expense, net	478	474	27	(10)	—	—	505	464	(13)	5	—	—	492	469
Casualty losses (gains), net	1,197	1,280	347	(707)	29	(396)	1,573	177	(170)	346	(3)	40	1,400	563
Other	782	284	—	470	171	—	953	754	1	(232)	(17)	—	937	522
Adjusted EBITDA*re*	**$ 113,485**	**$ 131,881**	**$ 102,439**	**$ 101,837**	**$ 10,060**	**$ 8,768**	**$ 225,984**	**$ 242,486**	**$ (50,131)**	**$ (49,417)**	**$ (1,006)**	**$ (877)**	**$ 174,847**	**$ 192,192**

1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

12

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
For The Three Months Ended December 31,	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Net (loss) income	$ (1,479)	$ 8,518	$ (1,128)	$ (8,123)	$ 30	$ 521	$ (2,577)	$ 916	$ 673	$ 4,540	$ (3)	$ (52)	$ (1,907)	$ 5,404
Preferred dividends	(3,969)	(3,969)	—	—	—	—	(3,969)	(3,969)	—	—	—	—	(3,969)	(3,969)
Distributions to and accretion of redeemable non-controlling interests	(656)	(656)	—	—	—	—	(656)	(656)	—	—	—	—	(656)	(656)
Net (loss) income applicable to common shares and Common Units	**(6,104)**	**3,893**	**(1,128)**	**(8,123)**	**30**	**521**	**(7,202)**	**(3,709)**	**673**	**4,540**	**(3)**	**(52)**	**(6,532)**	**779**
Real estate-related depreciation	19,879	18,643	15,606	16,184	1,437	1,076	36,922	35,903	(7,647)	(7,930)	(144)	(108)	29,131	27,865
Loss on impairment and write-down of assets	—	—	1,833	6,723	—	—	1,833	6,723	(898)	(3,294)	—	—	935	3,429
Gain on disposal of assets and other dispositions, net	(2,572)	(467)	(4,143)	(6)	—	—	(6,715)	(473)	2,030	3	—	—	(4,685)	(470)
FFO applicable to common shares and Common Units	**11,203**	**22,069**	**12,168**	**14,778**	**1,467**	**1,597**	**24,838**	**38,444**	**(5,842)**	**(6,681)**	**(147)**	**(160)**	**18,849**	**31,603**
Amortization of deferred financing costs	1,066	1,170	465	517	74	15	1,605	1,702	(228)	(253)	(7)	(2)	1,370	1,447
Amortization of franchise fees	91	96	82	81	—	—	173	177	(40)	(40)	—	—	133	137
Amortization of intangible assets	(10)	(4)	270	270	—	—	260	266	(132)	(132)	—	—	128	134
Equity based compensation	2,039	1,795	—	—	—	—	2,039	1,795	—	—	—	—	2,039	1,795
Debt transaction costs	121	—	3	—	—	—	124	—	(1)	—	—	—	123	—
Non-cash lease expense, net	124	126	7	6	—	—	131	132	(3)	(3)	—	—	128	129
Casualty losses, net	316	538	56	276	7	—	379	814	(27)	(135)	(1)	—	351	679
Deferred tax (benefit) expense	(761)	734	(206)	31	—	—	(967)	765	101	(15)	—	—	(866)	750
Reversal of deferred tax valuation allowance	—	(10,347)	—	(1,714)	—	—	—	(12,061)	—	840	—	—	—	(11,221)
Other	141	(222)	—	—	(73)	—	68	(222)	—	(1)	7	—	75	(223)
AFFO applicable to common shares and common units [2]	**$ 14,330**	**$ 15,955**	**$ 12,845**	**$ 14,245**	**$ 1,475**	**$ 1,612**	**$ 28,650**	**$ 31,812**	**$ (6,172)**	**$ (6,420)**	**$ (148)**	**$ (162)**	**$ 22,330**	**$ 25,230**
FFO per common share/Common Unit													$ 0.16	$ 0.25
AFFO per common share/Common Unit													$ 0.18	$ 0.20
Weighted-average diluted common shares/Common Units [2]													120,785	124,502

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

13

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Twelve Months Ended December 31,	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Net (loss) income	$ (4,695)	$ 54,513	$ (7,591)	$ (16,548)	$ 609	$ 926	$ (11,677)	$ 38,891	$ 3,782	$ 8,592	$ (61)	$ (93)	$ (7,956)	$ 47,390
Preferred dividends	(15,875)	(15,875)	—	—	—	—	(15,875)	(15,875)	—	—	—	—	(15,875)	(15,875)
Distributions to and accretion of redeemable non-controlling interests	(2,626)	(2,626)	—	—	—	—	(2,626)	(2,626)	—	—	—	—	(2,626)	(2,626)
Net (loss) income applicable to common shares and Common Units	**(23,196)**	**36,012**	**(7,591)**	**(16,548)**	**609**	**926**	**(30,178)**	**20,390**	**3,782**	**8,592**	**(61)**	**(93)**	**(26,457)**	**28,889**
Real estate-related depreciation	77,997	76,163	64,280	62,048	5,066	4,282	147,343	142,493	(31,497)	(30,404)	(507)	(428)	115,339	111,661
Loss on impairment and write-down of assets	—	—	1,833	6,723	—	—	1,833	6,723	(898)	(3,294)	—	—	935	3,429
(Gain) loss on disposal of assets and other dispositions, net	(2,534)	(28,738)	(4,045)	(193)	—	19	(6,579)	(28,912)	1,982	95	—	(2)	(4,597)	(28,819)
FFO applicable to common shares and Common Units	**52,267**	**83,437**	**54,477**	**52,030**	**5,675**	**5,227**	**112,419**	**140,694**	**(26,631)**	**(25,011)**	**(568)**	**(523)**	**85,220**	**115,160**
Amortization of deferred financing costs	4,296	4,651	2,364	1,871	224	60	6,884	6,582	(1,158)	(917)	(22)	(6)	5,704	5,659
Amortization of franchise fees	364	354	339	317	—	—	703	671	(166)	(155)	—	—	537	516
Amortization of intangible assets	(34)	(3)	1,081	2,789	—	—	1,047	2,786	(530)	(1,367)	—	—	517	1,419
Equity based compensation	8,793	8,132	—	—	—	—	8,793	8,132	—	—	—	—	8,793	8,132
Debt transaction costs	122	627	326	20	14	—	462	647	(160)	(10)	(1)	—	301	637
Gain on extinguishment of debt	—	(3,000)	—	—	—	—	—	(3,000)	—	—	—	—	—	(3,000)
Non-Cash Interest Income [2]	—	(400)	—	—	—	—	—	(400)	—	—	—	—	—	(400)
Non-cash lease expense, net	478	474	27	(10)	—	—	505	464	(13)	5	—	—	492	469
Casualty losses (gains), net	1,197	1,280	347	(707)	29	(396)	1,573	177	(170)	346	(3)	40	1,400	563
Deferred tax (benefit) expense	(173)	731	(158)	31	—	—	(331)	762	77	(15)	—	—	(254)	747
Reversal of deferred tax valuation allowance	—	(10,347)	—	(1,714)	—	—	—	(12,061)	—	840	—	—	—	(11,221)
Other	782	284	—	470	171	—	953	754	3	(229)	(17)	—	939	525
AFFO applicable to common shares and common units [3]	**$ 68,092**	**$ 86,220**	**$ 58,803**	**$ 55,097**	**$ 6,113**	**$ 4,891**	**$ 133,008**	**$ 146,208**	**$ (28,748)**	**$ (26,513)**	**$ (611)**	**$ (489)**	**$ 103,649**	**$ 119,206**
FFO per common share/Common Unit													$ 0.70	$ 0.93
AFFO per common share/Common Unit													$ 0.85	$ 0.96
Weighted-average diluted common shares/Common Units [3]													121,981	124,313

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

14

SUMMIT HOTEL PROPERTIES

15 Full Year 2026 Outlook (Unaudited) (Amounts in thousands, except per share metrics and statistics) 1. All pro forma information includes operating and financial results for 94 lodging assets owned as of February 25, 2026, and excludes the financial results of hotels sold by the Company after January 1, 2025 . Pro forma and non-GAAP financial measures are unaudited. 2. Recent asset sales are contemplated in guidance. The three hotels sold since the beginning of 2025 contributed ~$1.6 million of EBITDA (~0.01 / share in AFFO) in 2025. FYE 2026 Outlook (2) Low High Pro Forma RevPAR Growth (1) 0.00% 3.00 % Adjusted EBITDAre $ 167,000 $ 181,000 Adjusted FFO $ 89,000 $ 103,500 Adjusted FFO per share of Common Stock and Common Units $ 0.73 $ 0.85 Capital Expenditures, Pro Rata $ 55,000 $ 65,000

16 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Three Months Ended December 31,	INN Wholly-Owned (52 Hotels)		GIC Joint Venture (40 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (95 Hotels)	
	2025	2024	2025	2024	2025	2024	2025	2024
Pro Forma Operating Data [1]								
Occupancy	70.3 %	69.9 %	71.5 %	73.6 %	84.0 %	83.5 %	71.1 %	71.6 %
ADR	$ 162.66	$ 164.43	$ 159.16	$ 161.94	$ 218.50	$ 209.72	$ 162.66	$ 164.44
RevPAR	$ 114.37	$ 114.86	$ 113.79	$ 119.12	$ 183.50	$ 175.09	$ 115.58	$ 117.70
Occupancy change	*0.7 %*		*(2.8)%*		*0.6 %*		*(0.7)%*	
ADR change	*(1.1)%*		*(1.7)%*		*4.2 %*		*(1.1)%*	
RevPAR change	*(0.4)%*		*(4.5)%*		*4.8 %*		*(1.8)%*	
Pro forma total revenues	$ 99,643	$ 98,673	$ 66,931	$ 69,157	$ 7,742	$ 7,316	$ 174,316	$ 175,146
Pro forma hotel EBITDA	$ 29,225	$ 30,066	$ 23,561	$ 27,110	$ 2,467	$ 2,533	$ 55,253	$ 59,709
Pro forma hotel EBITDA Margin	*29.3 %*	*30.5 %*	*35.2 %*	*39.2 %*	*31.9 %*	*34.6 %*	*31.7 %*	*34.1 %*

1. Unaudited pro forma information includes operating results for 95 hotels owned as of December 31, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any hotels acquired by the Company after January 1, 2024 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2024, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2024 (the "Disposed Hotels"), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

17

SUMMIT HOTEL PROPERTIES

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Twelve Months Ended December 31,	INN Wholly-Owned (52 Hotels)		GIC Joint Venture (40 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (95 Hotels)	
	2025	2024	2025	2024	2025	2024	2025	2024
Pro Forma Operating Data [1]								
Occupancy	73.3 %	72.8 %	73.8 %	75.5 %	84.8 %	82.1 %	73.7 %	74.0 %
ADR	$ 164.78	$ 170.04	$ 162.91	$ 163.67	$ 218.23	$ 211.39	$ 165.28	$ 168.37
RevPAR	$ 120.74	$ 123.71	$ 120.26	$ 123.56	$ 185.07	$ 173.46	$ 121.85	$ 124.60
Occupancy change	*0.7 %*		*(2.2)%*		*3.3 %*		*(0.4)%*	
ADR change	*(3.1)%*		*(0.5)%*		*3.2 %*		*(1.8)%*	
RevPAR change	*(2.4)%*		*(2.7)%*		*6.7 %*		*(2.2)%*	
Pro forma total revenues	$ 413,926	$ 420,958	$ 277,657	$ 284,035	$ 30,846	$ 28,693	$ 722,429	$ 733,686
Pro forma hotel EBITDA	$ 128,153	$ 141,776	$ 103,546	$ 111,105	$ 9,942	$ 8,817	$ 241,641	$ 261,698
Pro forma hotel EBITDA Margin	*31.0 %*	*33.7 %*	*37.3 %*	*39.1 %*	*32.2 %*	*30.7 %*	*33.4 %*	*35.7 %*

1. Unaudited pro forma information includes operating results for 95 hotels owned as of December 31, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any Acquired Hotels, the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the Pre-acquisition Period. The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any Disposed Hotels, the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

18

SUMMIT
HOTEL PROPERTIES

19 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Capitalization - Total Enterprise Value (Unaudited)

(Amounts in thousands, except common share price & dividends)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Common Share Price & Dividends					
At quarter ended	$ 4.87	$ 5.49	$ 5.09	$ 5.41	$ 6.85
High during quarter ended	$ 5.79	$ 6.00	$ 5.56	$ 6.96	$ 7.22
Low during quarter ended	$ 4.73	$ 4.61	$ 3.57	$ 5.28	$ 5.94
Common dividends per share	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.08
Common Shares & Units					
Common shares outstanding	108,799	108,803	108,812	112,222	108,436
Common units outstanding	13,009	13,009	13,009	13,009	15,933
Total common shares and units outstanding	121,808	121,812	121,821	125,231	124,369
Capitalization					
Market value of common equity at quarter end	$ 593,205	$ 668,748	$ 620,069	$ 677,500	$ 851,928
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,404,143	1,433,483	1,434,703	1,427,359	1,408,007
Less: Consolidated unrestricted cash	(36,110)	(41,135)	(39,490)	(48,194)	(40,637)
Consolidated total enterprise value	2,271,238	2,371,096	2,325,282	2,366,665	2,529,298
Noncontrolling interest in consolidated total debt - GIC JV	(322,735)	(327,311)	(325,460)	(325,492)	(325,579)
Noncontrolling interest in consolidated total debt - Other JVs	(5,800)	(5,800)	(5,800)	(4,559)	(4,606)
Noncontrolling interest in consolidated total cash - GIC JV	5,759	7,116	6,140	11,720	7,956
Noncontrolling interest in consolidated total cash - Other JVs	256	239	258	215	218
Pro rata total enterprise value	$ 1,948,718	$ 2,045,340	$ 2,000,420	$ 2,048,549	$ 2,207,287

20

SUMMIT HOTEL PROPERTIES

Debt Schedule - Part I (Unaudited)

(Amounts in thousands except for number of properties)

As of December 31, 2025	Spread	Base Rate	Interest Rate	Fixed/ Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Non-controlling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver	2.15%	3.69%	5.84%	Variable	06/21/2028	n/a	$ —	$ —	$ —
$200 Million Term Loan	2.10%	3.92%	6.02%	Variable	06/21/2028	n/a	200,000	—	200,000
Total Senior Credit and Term Loan Facility							200,000	—	200,000
Convertible Notes	n/a	n/a	1.50%	Fixed	02/15/2026	n/a	287,500	—	287,500
Term Loans									
Regions Bank 2024 Term Loan Facility	2.10%	3.82%	5.92%	Variable	02/26/2029	n/a	200,000	—	200,000
$275 Million 2025 Delayed Draw Term Loan	2.10%	3.69%	5.79%	Variable	03/27/2030	n/a	—	—	—
							200,000	—	200,000
							687,500	—	687,500
Brickell Joint Venture Mortgage Loan									
Wells Fargo Bank, N.A.	2.60%	3.87%	6.47%	Variable	05/15/2030	2	58,000	(5,800)	52,200
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver	2.15%	3.92%	6.07%	Variable	09/15/2028	n/a	125,000	(61,250)	63,750
$125 Million Term Loan	2.10%	3.92%	6.02%	Variable	09/15/2028	n/a	125,000	(61,250)	63,750
Bank of America, N.A. 2025 Term Loan	2.35%	3.92%	6.27%	Variable	07/24/2030	n/a	390,730	(191,458)	199,272
Wells Fargo	n/a	n/a	4.99%	Fixed	06/06/2028	1	12,253	(6,004)	6,249
PACE Loan	n/a	n/a	6.10%	Fixed	07/31/2040	n/a	5,660	(2,773)	2,887
Total GIC Joint Venture Credit Facility and Term Loans						1	658,643	(322,735)	335,908
Total Joint Venture Debt						3	716,643	(328,535)	388,108
Total Debt						3	$ 1,404,143	$ (328,535)	$ 1,075,608

21

22 Debt Schedule - Part II (Unaudited) (Amounts in thousands) Principal Amount Fixed Debt Variable Debt Effective Interest As of December 31, 2025 Outstanding Outstanding Outstanding Rate Total Debt $ 1,404,143 $ 305,413 $ 1,098,730 5.16 % Non-controlling Interests in Joint Ventures (328,535) (8,777) (319,758) Pro Rata Debt $ 1,075,608 $ 296,636 $ 778,972 4.86% % of Pro Rata Debt 100% 28% 72 % Pro Rata Adjustment for Swaps in Effect — 530,200 (530,200) Pro Rata Debt Including Swaps $ 1,075,608 $ 826,836 $ 248,772 4.48% % of Pro Rata Debt Including Swaps 100% 77% 23 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Capital One - 2022 - $100mm $ 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Capital One - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2024 - $100mm 100,000 3.7650 % October 1, 2024 January 13, 2026 Wells Fargo - 2025 - $58mm 58,000 3.5740 % June 2, 2025 May 15, 2028 Bank of America - 2025 - $150mm 150,000 3.2605 % January 13, 2026 January 13, 2028 Fifth-Third Bank - 2025 - $150mm 150,000 3.2650 % January 13, 2026 January 13, 2028 U.S. Bank National Association - 2025 - $125mm 125,000 3.3135 % December 31, 2025 December 31, 2027 Total Swaps $ 983,000 3.2186%

23 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. (2) Represents the pro-rata maturity of the $400 million GIC Term Loan that was refinanced in July 2025. Pro Rata Debt Maturity Ladder at December 31, 2025 $287.5 $200.0 $127.5 $52.2 $200.0 $199.3 $6.2 $2.9 Convertible Senior Notes $200M Senior Term Loan $200M GIC JV Credit Facility Brickell JV Mortgage Debt $200M Senior Term Loan $400M GIC JV Term Loan Mortgage Debt 2026 2027 2028 2029 2030 2031 + 0 100 200 300 400 500 600 The $275 Million Delayed Draw Term Loan replaced the Convertible Senior Notes in February 2026 $275.0 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ | | | | | | | | | | | (1) (2)

24 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Courtyard - Dallas/Arlington South	1	103	Upscale	Suburban
Residence Inn - Dallas/Arlington South	1	96	Upscale	Suburban
Hyatt Place - Orlando/Convention Center	1	151	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - New Orleans/Metairie	1	153	Upscale	Suburban
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Residence Inn - New Orleans/Metairie	1	120	Upscale	Suburban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban

25

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Hotel Indigo - Asheville Downtown	1	116	Upper Upscale	Urban
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Hyatt House - Miami Airport	1	163	Upscale	Airport
Marriott - Boulder	1	165	Upper Upscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Courtyard - Fort Lauderdale Beach	1	261	Upscale	Resort

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SUMMIT HOTEL PROPERTIES

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 182 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 52 8,423 (2)

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
Courtyard - Scottsdale North	1	153	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Residence Inn - Portland Downtown / Riverplace	1	258	Upscale	Urban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
Residence Inn - Dallas Downtown	1	121	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
SpringHill Suites - Dallas Downtown	1	148	Upscale	Urban
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport

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SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
AC Hotel - Dallas / Frisco	1	150	Upscale	Suburban
Residence Inn - Dallas / Frisco	1	150	Upscale	Suburban
Canopy Hotel - Dallas / Frisco Station	1	150	Upper Upscale	Suburban
Residence Inn - Tyler	1	119	Upscale	Small Metro/Town
Hilton Garden Inn - Longview [1]	1	122	Upscale	Small Metro/Town
AC Hotel - Houston Downtown	1	195	Upscale	Urban
Homewood Suites - Midland	1	118	Upscale	Suburban
Hyatt Place - Lubbock	1	125	Upscale	Urban
Embassy Suites - Amarillo Downtown [2]	1	226	Upper Upscale	Urban
AC Hotel - Oklahoma City / Bricktown	1	142	Upscale	Urban
Hyatt Place - Oklahoma City / Bricktown	1	134	Upscale	Urban
Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown	1	124	Upper Midscale	Urban
SpringHill Suites - New Orleans Downtown / Canal Street	1	74	Upscale	Urban
TownePlace Suites - New Orleans Downtown / Canal Street	1	105	Upper Midscale	Urban
Canopy Hotel - New Orleans Downtown	1	176	Upper Upscale	Urban
The Nordic Lodge - Steamboat Springs	1	45	Independent	Small Metro/Town
Hampton Inn Boston-Logan Airport	1	250	Upper Midscale	Airport
Hilton Garden Inn Tysons Corner	1	149	Upscale	Urban
GIC Joint Venture (51% Ownership)	**40**	**5,625**		

(1) The Hilton Garden Inn - Longview, TX was sold during February 2026.

29

SUMMIT HOTEL PROPERTIES

30 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 35 N/A Small Metro/Town Other Joint Ventures (90% Ownership) 3 299 Pro Forma (1) 95 14,347

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